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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 13, 2000

                                   001-13836
                           (Commission File Number)

                         ------------------------------

                            TYCO INTERNATIONAL LTD.
            (Exact name of registrant as specified in its charter)


          Bermuda                                       Not applicable
 (State or other jurisdiction                           (IRS Employer
        of Incorporation)                            Identification Number)


  The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
             (Address of registrant's principal executive office)

                                 441-292-8674*
                        (Registrant's telephone number)

                        ------------------------------

*The executive offices of Registrant's principal United States subsidiaries are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.
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ITEM 5.  Other Events

        Reference is made to the press release issued to the public by the Registrant on July 13, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7.  Financial Statements and Exhibits

         (c)      Exhibits.

Exhibit Number           Title
--------------           -----

99.1               Press Release dated July 13, 2000



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         TYCO INTERNATIONAL LTD.


                                         By: /s/ Mark H. Swartz
                                         ---------------------------------
                                             Mark H. Swartz
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Accounting and
                                             Financial Officer)


Date:  July 14, 2000



                                 Exhibit Index

Exhibit Number                    Title
--------------                    -----
    99.1            Press Release dated July 13, 2000